UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(510) 240-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Impax Laboratories, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders on May 16, 2017. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1: Election of Directors

Each of the following nine nominees for director was elected to serve a term of one year and until his or her successor has been elected and qualified or until the director’s earlier death, resignation or removal or service as a director otherwise concludes.

Nominee	Votes For	Against	Abstentions	Broker Non-Votes
Leslie Z. Benet, Ph.D.	52,569,502	483,600	903,497	7,714,212
Richard A. Bierly	52,672,895	164,483	1,119,221	7,714,212
Paul M. Bisaro	51,960,297	1,039,297	957,005	7,714,212
J. Kevin Buchi	52,810,869	210,492	935,238	7,714,212
Robert L. Burr	49,299,419	3,621,010	1,036,170	7,714,212
Allen Chao, Ph.D.	49,137,892	3,799,919	1,018,788	7,714,212
Mary K. Pendergast, J.D.	49,206,608	3,718,205	1,031,786	7,714,212
Peter R. Terreri	49,093,330	3,853,424	1,009,845	7,714,212
Janet S. Vergis	52,586,198	291,123	1,079,278	7,714,212

Proposal 2: Amendment and Restatement of the Company’s Employee Stock Purchase Plan
The resolution to approve the Amendment and Restatement of the Company’s Non-Qualified Employee Stock Purchase Plan to, among other items, increase the aggregate number of shares of the Company’s common stock that may be reserved under such plan by 1,500,000 shares was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,722,477	197,943	1,036,179	7,714,212

Proposal 3: Fourth Amendment and Restatement of the Company’s 2002 Equity Incentive Plan
The resolution to approve the Fourth Amendment and Restatement of the Company’s 2002 Equity Incentive Plan to, among other items, increase the aggregate number of shares of the Company’s common stock that may be issued under such plan by 2,100,000 shares was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,079,359	1,496,982	4,380,258	7,714,212

Proposal 4: Advisory Vote on Executive Compensation
The resolution to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,538,733	1,335,218	1,082,648	7,714,212

Proposal 5: Advisory Vote on Frequency of Say-on-Pay Vote
The resolution to approve, on a non-binding advisory basis, the frequency of named executive officer compensation votes of “one year” is approved.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
39,946,915	103,805	12,872,721	1,033,158	7,714,212

Proposal 6: Ratification of Appointment of Independent Registered Public Accounting Firm
KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,021,800	296,512	1,352,499	_

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2017		IMPAX LABORATORIES, INC.
	By:	/s/ Bryan M. Reasons
	Name:	Bryan M. Reasons
	Title:	Senior Vice President, Finance and Chief Financial Officer